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EXHIBIT 10.19 FIRST AMENDMENT TO LEASE AGREEMENT BETWEEN PETULA ASSOCIATES,
LTD. AND COMPASS INTERNATIONAL SERVICES


                       FIRST AMENDMENT TO LEASE AGREEMENT

         This First Amendment to Lease is made and entered into this _____ day
of             , 1998 between Petula Associates, Ltd. ("Landlord") and Compass
International Services, Inc. ("Compass"),("Tenant"), for the purpose of amending the lease agreement between Landlord and Tenant, dated August 28, 1998 (as amended, the "Lease"). Unless otherwise specified herein, all capitalized terms used herein shall have the meanings assigned to them in the Lease.

                                    RECITALS

         Tenant desires to extend the term of the Lease (the "Term") for a period of Seventy-one (71) months, and Landlord has agreed to such extension on the terms and conditions contained herein.

                                   AGREEMENTS

         For valuable consideration, whose receipt and sufficiency are acknowledged, Landlord and Tenant agree as follows:

         1. EXTENSION OF TERM. The Term is hereby extended such that it expires at 5:00 p.m., Dallas, Texas time, on December 31, 2008, rather than January 31, 2003, on the terms and conditions of the Lease, as modified hereby. Tenant shall have no further rights to extend or renew the Term.

         2. BASE RENT. As delineated in paragraph 2(a) of the Lease, Tenant shall pay to Landlord "BASE RENT", in advance, without demand, deduction or set off, equal to the following amended amounts for the following periods of time:
January 1, 1999 through January 31, 2001, the monthly Base Rent shall be Sixty-one Thousand Nine Hundred Four and 50/100 Dollars ($61,904.50); February 1, 2001 through January 31, 2003, the monthly Base Rent shall be Sixty-three Thousand Nine Hundred Sixty-seven and 98/100 Dollars ($63,967.98); and February 1, 2003 through December 31, 2008, the monthly Base Rent shall be Sixty-nine Thousand Seven Hundred Twenty-four and 00/100 Dollars ($69,724.00).

         3. TENANT IMPROVEMENTS. Landlord agrees to provide pinwelded insulation in 136,000 square feet of the warehouse area to create a R-19 insulation factor.

         4. Paragraph 27 of the Lease is hereby deleted.

         5. Paragraph 24(g) of the Lease is hereby deleted.

         6. RATIFICATION. Tenant hereby ratifies and confirms its obligations under the Lease, and represents and warrants to Landlord that it has no defenses thereto.

         7. BINDING EFFECT; GOVERNING LAW. Except as modified hereby, the Lease shall remain in full effect and this Amendment shall be binding upon Landlord and Tenant and their respective successors and assigns. This Amendment shall be governed by Texas law. All other terms and conditions of the Lease shall remain in full force and effect and the Lease as hereby amended is ratified and affirmed.
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         IN WITNESS WHEREOF the parties hereto have signed and sealed this
Amendment Agreement this 22nd day of December, 1998.

                                    Petula Associates, Ltd.

                                    By:_______________/S/_____________________
                                    Name: ____________/S/_____________________
                                    Title: ___________/S/_____________________


                                    Compass International Services, Inc.

                                    By:_______________/S/_____________________
                                    Name: ____________/S/_____________________
                                    Title: ___________/S/_____________________